ACCOUNTS RECEIVABLE, NET	12 Months Ended
Dec. 31, 2012
ACCOUNTS RECEIVABLE, NET
ACCOUNTS RECEIVABLE, NET

5.                       ACCOUNTS RECEIVABLE, NET

Accounts receivable, net consists of:

	As of December 31,
	2011	2012
Revenue recognized in excess of billings	5,466	13,050
Other trade receivables	30,807	32,935
Total	36,273	45,985

Revenue recognized in excess of billings represent amounts earned using the percentage-of-completion method under public sector and enterprise applications contracts but not billable at the respective balance sheet dates. These amounts become billable according to the contract terms.

Movement of allowance for doubtful accounts is as follows:

	Balance at beginning of the year	Acquisition of a subsidiary	Exchange adjustment	Charge to expenses	Reversal	Written-off	Balance at end of the year
2011	419	69	31	304	—	—	823
2012	823	—	19	1,033	—	(16)	1,859